Net interest expense	12 Months Ended
Dec. 31, 2011
Net interest expense [Abstract]
Net interest expense

7    Net interest expense

(in millions of Canadian dollars)	2011	2010	2009

Interest cost	$266	$288	$305
Interest capitalized to net properties	(11)	(20)	(19)

Interest expense	255	268	286
Interest income	(3)	(11)	(18)

Net interest expense	$252	$257	$268

Interest expense includes interest on capital leases of $19 million for the year ended December 31, 2011 (2010 – $22 million; 2009 – $27 million).